Exhibit 99.1

Exhibit 99.1

Investor and Analyst Day

June 18, 2014

TODAY’S AGENDA

Time Topic Speaker

8:00 am 8:05 am Welcome Varvara Alva, VP IR

8:05 am 8:40 am Strategic Positioning Michael Small, CEO

8:40 am 9:10 am Technology Roadmap Anand Chari, CTO

9:10 am 9:40 am CA North America Update Ash ElDifrawi, CCO

9:40 am 10:00 am Break Technology Display & Demos

10:00 am 10:30 am CA Rest of World Update Niels Steenstrup, SVP Int’l Sales

10:30 am 11:00 am Business Aviation Update John Wade, EVP BA

11:00 am 11:30 am Financials Norman Smagley, CFO

11:30 am 11:45 am Break / Lunch is served Technology Display & Demos

11:45 am 12:45 pm Group Q&A

12:45 pm 12:50 pm Closing Remarks Michael Small, CEO

1:00 pm 2:30 pm Headquarters Tours Buses depart at 1 pm from hotel

GOGOAIR.COM | 2

DISCLAIMER

Safe Harbor Statement

This presentation contains “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,”

“estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.

Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2014.

Note to Certain Operating and Financial Data

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be, considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

GOGOAIR.COM | 3

01 STRATEGIC POSITIONING

Michael Small

President & Chief Executive Officer

GOGOAIR.COM | 4

AGENDA

Solid Track Record

Large In-Flight Market Opportunity

Leadership Position

Gogo Mission & Strategy

GOGOAIR.COM | 5

SOLID TRACK RECORD

Total Revenue Service Revenue Adjusted EBITDA(*)

($M)($M)($M)

$49

$328 $250

$138M $41

increase

$8

73% 100%

CAGR CAGR

($89)

$37 $16

2009 2013 2009 2013 2009 2013

CA-ROW segment loss

* Please see reconciliation of Adjusted EBITDA in appendix. GOGOAIR.COM | 6

INDUSTRY LEADING SCALE

Gogo Installed Total Awarded

Market Position(1) Market Share Aircraft Aircraft

CA–NA #1 76% 2,056 2,300+

CA–ROW #2 2% 5 332

BA ATG #1 94% 2,250 2,250

BA Satellite #1 63% 5,236 5,236

(1) Market position is as of 3/31/2014 and based on following:

CA-NA – based on publicly available information as of 03/31/14 for Panasonic, LiveTV, Global Eagle, ViaSat;

CA-ROW – based on backlog of awarded aircraft and management estimates re: Panasonic, Global Eagle, LiveTV and ViaSat backlog;

BA ATG – based on aircraft online and ViaSat Yonder aircraft online;

BA Satellite – based on aircraft online with Iridium telecommunication systems and TrueNorth and ICG estimated aircraft online GOGOAIR.COM | 7

FAR AHEAD OF THE COMPETITION

CA Aircraft Online

2,056

663

2008

2009

2010

2011

2012

2013

2014 Q1

Gogo

Competitors(1)

Getting Technology Right Matters

Technology is one element, but critical

Deploying ATG provided six years of leadership

50+ million sessions to-date

Fraction of capex, compared to satellite systems

Full fleet deployments

Years ahead on experience curve

Leading scale and roadmap

1) Data based on publicly available information as of 03/31/14. Competitors include Panasonic, Global Eagle Entertainment, and LiveTV.

GOGOAIR.COM | 8

AGENDA

Solid Track Record

Large In-Flight Market Opportunity

Leadership Position

Gogo Mission & Strategy

GOGOAIR.COM | 9

WHAT PEOPLE HAVE SAID…

Too expensive and too slow

Not enough capacity

Only a small percent of

rich people will use it

The service is unreliable

This is what people said 25 years ago about wireless industry…

And now we are hearing the same thing

about the connected plane…

GOGOAIR.COM | 10

WIRELESS SUBSCRIBER CONNECTIONS EXCEEDED

U.S. POPULATION IN 2011

Est. Subscriber

Connections

(M)

350

300

250

200

Burkina Faso, Africa Wireless Subscriber

150 Use a hand water pump, but enjoy Connections

cellular communications

100

50

0

1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012

CTIA Wireless Industry Indices Report, May 2013

GOGOAIR.COM | 11

LARGE MARKET OF GLOBAL AIRCRAFT TO CONNECT

Today Future

~73,000(1)

44,000

27,000

17,000 + =

Global Global Global Global

Commercial Business Aircraft Aircraft

Aircraft Aircraft

1) Includes 36,000 aircraft for CA in 2033 and 37,000 aircraft for BA in 2023.

Sources: Boeing Current Market Outlook 2013 – 2032, excludes: cargo aircraft JetNet iQ Report Q1 2014; General Aviation Manufacturers Association 2012 Statistical Databook; excludes rest of world turbo props. GOGOAIR.COM | 12

CONNECTING AIRCRAFT IS MORE VALUABLE

THAN YOU THINK

Connected Connected Connected

home car aircraft

0.97% of asset 0.71% of asset 0.84% of asset

value per year value per year value per year

$1.0M ARPA $0.7M ARPA $0.8M ARPA

$17B–$35B industry $12B–$25B industry $14B–$30B industry

Industry estimates were derived by taking the amount spent to provide connectivity to a home or automobile as a percentage of the average value of the asset.

This analogue in conjunction with an assumed $100M asset value for a commercial aircraft was used to arrive at ARPA. GOGOAIR.COM | 13

FACTORS THAT MAKE CONNECTIVITY IN THE AIR

FAR MORE VALUABLE

Isolated, remote and mobile

Connectivity Complex and expensive asset

in the air is

valuable Real time requirements

Upscale captive audience

GOGOAIR.COM | 14

AGENDA

Solid Track Record

Large In-Flight Market Opportunity

Leadership Position

Gogo Mission & Strategy

GOGOAIR.COM | 15

CRITICAL MASS IS NEEDED TO ENTER THE BROADBAND IFC MARKET AND SUCCEED

gogo has the Critical Mass & experience

SCALE	**#1** globally **>4,300** broadband aircraft online
START-UP INVESTMENT 2006-2010	**$0.63B** or **~$150,000** investment per plane – operating expenses, cash capex, spectrum
CONTINUING INVESTMENT 2013	**$154M**(1) or **~$75,000** operating expense per CA plane

1) Represents CA-NA cost of service and other operating expenses excluding revenue share, depreciation and amortization expenses.

gogo
GOGOAIR.COM | 16

WHY WE WIN

1 Specialize in aviation

2 End-to-end service provider

3 Superior technology and roadmap

4 Deliver excellent reliability

5 Flexible business model

GOGOAIR.COM | 17

GOGO VIDEO #1

GOGOAIR.COM | 18

2. END-TO-END SERVICE PROVIDER

AIRCRAFT REGULATORY NETWORK

OPERATIONS APPROVAL ENGINEERING

& DESIGN

CONNECTIVITY

NETWORK & PRODUCTS &

BANDWIDTH AIRLINE SERVICES

MANAGEMENT DEVELOPMENT

CUSTOMER CARE

& MARKETING

AIRCRAFT SUPPORT COMPLETE

CONNECTIVITY BACK-OFFICE

SOLUTIONS INFRASTRUCTURE

ENGINEERING AND SUPPORT

GOGOAIR.COM | 19

3. GOGO IS BRINGING 100+ Mbps TO THE SKY…

Mbps Fixed networks Mobile networks Gogo

120

FTTH

100 LTE Spot

GPON Advanced

beam*

LTE

80 VDSL2

GTO/

60 VDSL HSPA 2Ku*

Evolved

40

HSPA

HSUPA

20 ADSL2+

SDSL HSDPA ATG ATG-4

UMTS

GSM GPRS EDGE

0

1996 2001 2006 2011 2016

* Expected date of availability

GOGOAIR.COM | 20

3. SUPERIOR TECHNOLOGY AND ROADMAP

Broadest suite of leading technology solutions

Full fleet availability

Performance, cost & time to market benefits

Mbps

GTO / 2Ku

w/Spot

Beams*

100

GTO* 2Ku* Next

Gen ATG*

50 Global Ku w/Spot

Xpress* Beams*

Ku

ATG-4

0 ATG

2008 2010 2012 2014 2016 2018 2020

*Expected date of availability

GOGOAIR.COM | 21

4. SERVICE RELIABILITY ROOTED IN SCALE

AND EXPERIENCE

50+ million 8,000+ flights

sessions per day

GOGOAIR.COM | 22

5. FLEXIBLE MODEL – RESPONDING TO MARKET DEMAND

Passenger Airline

Flexible business model provides choice for airlines

GOGOAIR.COM | 23

AGENDA

Solid Track Record

Large In-Flight Market Opportunity

Leadership Position

Gogo Mission & Strategy

GOGOAIR.COM | 24

GOGO MISSION

Advance aviation by connecting every aircraft with the most trusted communications services on and above our planet

GOGOAIR.COM | 25

GOGO FIVE POINT STRATEGY

1 Gain global share

2 Grow revenue per aircraft in Commercial Aviation – North America

3 Evolve technology roadmap to address market needs

4 Accelerate Business Aviation growth

5 Deliver consistent execution

GOGOAIR.COM | 26

I N S U M M A R Y

POWERFUL COMPETITIVE ADVANTAGES.

MOMENTUM IS BUILDING.

SUPERIOR SOLUTIONS

THE ONLY PURE PLAY

LARGE GROWTH OPPORTUNITY

MARKET LEADER

GOGOAIR.COM | 27

02 TECHNOLOGY ROADMAP

Anand Chari

Executive Vice President,

Engineering & Chief Technology Officer

GOGOAIR.COM | 28

AGENDA

Recent Developments

Key Technology and Operating Strengths

Priorities Going Forward

GOGOAIR.COM | 29

RECENT DEVELOPMENTS –

EXTENDING OUR TECHNOLOGY LEAD

Revolutionary 2Ku and GTO connectivity systems announced Strong results from ATG-4 upgrade program Global Ku satellite network established, Ku aircraft flying

6 Ku STC’s obtained, more underway

Boeing line-fit program underway New in-cabin products and services developed

GOGOAIR.COM | 30

EXCLUSIVE 2Ku AND GTO TECHNOLOGIES WILL

DISRUPT THE GLOBAL AVIATION INDUSTRY

GTO: ATG-4

2Ku: Global

footprint

coverage

(North America)

(ROW)

Best global coverage with 2Ku – skew angle issue resolved Best spectral efficiency – higher speed at lower cost Half the height of traditional antenna – lower drag, fuel savings Best TV solution – same antenna for Internet and TV

GOGOAIR.COM | 31

TYPICAL AERO ANTENNAS – SKEW ANGLE ISSUE

Tropical regions Higher skew angle More adjacent Poor performance satellite and

interference economics

GOGOAIR.COM | 32

CONVENTIONAL AERO ANTENNA

NYC TO RIO DE JANEIRO

Note antenna orientation toward

satellite, along skew line

JFK

GIG

Small skew, small twist, no interference

GOGOAIR.COM 33 | 33

CONVENTIONAL AERO ANTENNA

NYC TO RIO DE JANEIRO

Note antenna orientation toward

satellite, along skew line

JFK

GIG

Moderate skew, moderate twist, moderate interference

GOGOAIR.COM 34

CONVENTIONAL AERO ANTENNA

NYC TO RIO DE JANEIRO

Note antenna orientation toward

satellite, along skew line

JFK

GIG

High skew, high twist, high interference

GOGOAIR.COM | 35

CONVENTIONAL AERO ANTENNA

NYC TO RIO DE JANEIRO

JFK

GIG

Maximum skew, maximum twist, maximum interference

GOGOAIR.COM | 36

GOGO 2Ku AERO ANTENNA

NYC TO RIO DE JANEIRO

JFK

GIG

GOGOAIR.COM | 37

GOGO 2Ku AERO ANTENNA

NYC TO RIO DE JANEIRO

JFK

GIG

GOGOAIR.COM | 38

GOGO 2Ku AERO ANTENNA

NYC TO RIO DE JANEIRO

JFK

GIG

GOGOAIR.COM | 39

GOGO 2Ku AERO ANTENNA

NYC TO RIO DE JANEIRO

JFK

GIG

GOGOAIR.COM | 40

2Ku Offers Global Coverage with Superior

Performance and Economics

GOGOAIR.COM | 41

ATG4 RETROFIT PROGRAM SHOWING STRONG RESULTS

ATG-4 demonstrates expected

performance improvement to the ~800

aircraft

Average latency on high usage 534

flights declined by 50% 436

Customer care contact rate on

ATG-4 tails declined by 49% 129

ATG-4 tails increased to 26% of 2012 2013 2014 Q1 2014

installed base as of Q1 2014 Target

Targeting highest usage flights first

GOGOAIR.COM | 42

AGENDA

Recent Developments

Key Technology and Operating Strengths

Priorities Going Forward

GOGOAIR.COM | 43

LEVERAGING STRONG TECHNOLOGY PLATFORM

Integrated

Best-in-class

three

operations

sub-networks

Best

Mature

coverage

technology

platform

Broadest

End-to-end

& best

service

solutions

provider

Strong platform

Unmatched service reliability

GOGOAIR.COM | 44

1. THE MOST BROADBAND SOLUTIONS AND BEST COVERAGE

	Gogo	PAC	Thales/ LiveTV	ViaSat	Global Eagle
Business jets	✓ 2,250+ ATG			✓ 200+ satellite	
Regional jets	✓			✓ (limited)	
Mainline jets	✓	✓	✓	✓	✓
Fastest time to deployment	✓ (ATG/ATG-4)				
Multiple connectivity options	ATG/ATG-4, SBB, Ku, Ka[1]	Ku	Ka (Ku – TV)	Ka (limited Ku)	Ku
Global coverage	✓	✓			
Number of equipped aircraft (CA)[2]	~2,100	~340	~100		~540

1. Expected to be available in 2015.
2. As of 3/31/2014 based on public records and management estimates.

gogo
GOGOAIR.COM | 45

2. SUPERIOR TECHNOLOGY AND ROADMAP

Broadest suite of leading technology solutions

Full fleet availability

Performance, cost & time to market benefits

Mbps

GTO / 2Ku

w/Spot

Beams*

100

GTO* 2Ku* Next

Gen ATG*

50 Global Ku w/Spot

Xpress* Beams*

Ku

ATG-4

0 ATG

2008 2010 2012 2014 2016 2018 2020

*Expected date of availability

GOGOAIR.COM | 46

3. STC PORTFOLIO IS THE LARGEST IN THE BROADBAND IN-FLIGHT CONNECTIVITY INDUSTRY AND IS GROWING

Number of aircraft

Airborne System Install time

types installed

ATG 33 Overnight

ATG-4 16 Overnight

Ku 6 3 days+

Gogo Vision 10 Overnight

Business Jets Hundreds Multi-day

Gogo has the most STCs in the industry and the fastest installation times

GOGOAIR.COM | 47

4. OPERATING THREE NETWORKS TOGETHER DRIVES SUPERIOR RELIABILITY AND RAPID INNOVATION

Scalable and modular

architecture

Operational leverage

Rapid innovation and evolution

Reliable and mature hardware

and software platform

3

Airborne Network Aircraft To Ground Ground Infrastructure

Common in-cabin Connection Cell sites, teleports,

network ATG – Hybrid – Satellite NOC, Data centers,

1 2 servers 3

GOGOAIR.COM | 48

AGENDA

Recent Developments

Key Technology and Operating Strengths

Priorities Going Forward

GOGOAIR.COM | 49

KEY PRIORITIES

- Bring more capacity to North American airlines
  - Retrofit more ATG-4 aircraft
  - Get GTO / 2Ku flying
- Global expansion
  - Rapid rollout of Ku aircraft under contract
  - Get 2Ku flying
  - Add Ka (GlobalXpress) network
- Rollout next generation in-cabin network technology
- Line fit offerability of various solutions



gogo

GOGOAIR.COM | 50

I N S U M M A R Y

GOGO PROVIDES SUPERIOR TECHNOLOGY

AND END-TO-END SOLUTIONS

Key Strengths

The Gogo Advantage

Scalable Trusted

Superior communication

service provider for

End-to-end airline’s FULL fleet

(all sizes, all routes,

Pure-play all times)

2Ku and GTO will transform global aviation industry

GOGOAIR.COM | 51

03 CA NORTH AMERICA UPDATE

Ash ElDifrawi

Executive Vice President & Chief

Commercial Officer

GOGOAIR.COM | 52

AGENDA

Strong Performance Record

Focused on Strong Airline Partnerships

Bending the Curve on Revenue

GOGOAIR.COM | 53

STRONG CA REVENUE GROWTH

Aircraft Online ARPA(1) Total CA Revenue

($k)($M)

2,032 $101 $199

692

$24

$11

2009

2013

2009

2013

2009

2013

3X >4X 106% CAGR

1) Annualized average revenue per aircraft

GOGOAIR.COM | 54

SIGNIFICANT RECURRING REVENUE GROWTH AND

LOYALTY TRENDS

Subscription Revenue High Repeat Usage

($M)(Repeat Passengers’ Sessions

as % of Total Sessions)

144% $73 73% 78%

CAGR 66%

$53 58%

$27

$5

2010 2011 2012 2013 2010 2011 2012 2013

Subscription base increased 4x Trend continuing into 2014

GOGOAIR.COM | 55

LARGEST MARKET SHARE IN NORTH AMERICA

Aircraft Online as of March 31, 2014(1)

2,056

76% of connected aircraft

>4x the closest competitor

477

148

38

Gogo Global Eagle Panasonic LiveTV

1) Based on management estimates, trade publications and other public sources as of 3/31/2014.

GOGOAIR.COM | 56

RECENT WINS ADD AIRCRAFT TO BACKLOG ...

- Recent wins:
  - Air Canada – 130 aircraft – ATG/ATG4
  - American Airlines Regional Jets – 30 aircraft


AIR CANADA

- Aircraft awarded:
  - Installed as of Q1 – 2,056
  - Aircraft in backlog ~ 250
- What's left in North America:
  - United Regional Jets – ~200
  - American Regional Jets – ~200
  - Spirit Airlines and others – ~ 100

GOGOAIR.COM | 57

AGENDA

Strong Performance Record

Focused on Strong Airline Partnerships

Bending the Curve on Revenue

GOGOAIR.COM | 58

REDEFINING THE CUSTOMER …

Passenger Airline

Our Mission: Advance aviation by connecting every aircraft with the most trusted communications services on and above our planet

GOGOAIR.COM | 59

BEING A TRUSTED AERO COMMUNICATION

SERVICE PROVIDER MEANS …

1 Network reliability and dependability

2 Adding more capacity to the network

3 Empowering amazing experiences

GOGOAIR.COM | 60

1. DELIVERING RELIABILITY TO OUR AIRLINE PARTNERS

99%+ 99%+

ATG network ATG End-to-End

reliability System Availability

GOGOAIR.COM | 61

2. MORE CAPACITY IS HAVING POSITIVE CUSTOMER IMPACT

ATG4 Plane Performance

Customer satisfaction

+48%

Customer care contact rate declined

-49%

Average latency

-50%

GOGOAIR.COM | 62

3. PRODUCT INNOVATION TO MEET AIRLINE NEEDS

Gogo Vision – Ascend

Autonomous Mode Bundle

Alaska needed Delta wanted the

entertainment solution ability to sell

for flights to Hawaii connectivity pre-flight

that do not have as part of bundle

connectivity

GogoSphere

Virgin wanted an integrated partnership with Here on Biz

Domestic partner wanted to own the entire portal experience

GOGOAIR.COM | 63

GOGO VIDEO #2

GOGOAIR.COM | 64

AGENDA

Strong Performance Record

Focused on Strong Airline Partnerships

Bending the Curve on Revenue

GOGOAIR.COM | 65

BENDING THE CURVE ON REVENUE

1 Expand airline offerings

2 Expand distribution channels

3 Launch operational applications

4 Leverage more capacity

4

3

2

1

GOGOAIR.COM | 66

1. NEW PRODUCTS WILL INCREASE USAGE

Gogo Vision Text & Talk Gogo App

75%* interested to 79%* of passengers Central hub for all

access entertainment want to text products

(SITA) 33%* willing to pay for it In-air app store

72%* prefer to watch on

their own device Launched in BA, In-app payment

in beta test at CA, removes friction

1,400 installed as of expected commercial

3/31/2014 launch 2H’14 First release in Q3’14

* Gogo Global Category Attitude & Usage Study, October 2013

GOGOAIR.COM | 67

2. BUILDING A GROUND DISTRIBUTION NETWORK

Airline Purchase Path Integration

Device Financial Manufacturers Services Revenue Companies

Travel Management Companies

GOGOAIR.COM | 68

3. OPERATIONAL APPLICATIONS ARE TAKING OFF

Thousands of flight attendants are using devices connected to Gogo to manage onboard customer transactions

Airlines are exploring the use of electronic flight bags

Aircraft component manufacturers and other third party providers are interested in partnerships

Delta flight attendant

device interface

iPad based EFB

application

GOGOAIR.COM | 69

4. MORE CAPACITY WILL UNLOCK GROWTH

Market expansion

70 – 100+

Mbps

3 – 10

Yield Mbps management

GOGOAIR.COM | 70

PASSENGER, CREW AND AIRCRAFT OFFERINGS

WILL DRIVE REVENUE PER AIRCRAFT

Operational Apps

New products:

—Gogo Vision

—Text & Talk SOURCES

- Signature Services

Gogo Connectivity REVENUE

PASSENGERS CREW AIRCRAFT

Productive Constant Infrequent

Passengers Connectors Leisure Flyers

GOGOAIR.COM | 71

I N S U M M A R Y

STRONG PERFORMANCE AND CLEAR DRIVERS

OF GROWTH

Focused on strong airline relationships

New products will engage the entire plane

Distribution network will enable selling everywhere

Operational applications represent attractive opportunity

More capacity will turbo-charge revenue per aircraft growth

GOGOAIR.COM | 72

04 CA REST OF WORLD UPDATE

Niels Steenstrup Senior Vice President, International Sales

GOGOAIR.COM | 73

AGENDA

International Market Opportunity

Why We Win

Key Priorities

GOGOAIR.COM | 74

THE INTERNATIONAL MARKET IS LARGE & UNTAPPED

North America Rest of World

25% 75%

Total Aircraft1 ~4,000 ~13,000

Committed to IFC2 87% 17%

Uncommitted 13% 83%

…and growing at 2x the rate of the North American market

1. Based on Boeing Current Market Outlook 2013

2. Based on management estimates as of 3/31/2014 GOGOAIR.COM 75 |

A CLOSER LOOK…

NORTH AMERICA EUROPE

Aircraft 25% Aircraft 25% Intl. Aircraft 3%

ASIA-PAC

Aircraft 30%

MIDDLE EAST/AFRICA

LATIN AMERICA Aircraft 9%

Aircraft 8%

Aircraft = % of global aircraft

Source: ATW World Airline Report, 2013 GOGOAIR.COM | 76

IMPORTANCE OF WI-FI TO AIRLINE CHOICE

Importance of Wi-Fi Availability

(Top 3 Box)

56%

44%

36%

33%

29%

South America Asia Overall Europe

North America

* Gogo Global Category Attitude & Usage Study, October 2013. Question: How important are the following factors to you when choosing the airline for a trip (7 point scale)

GOGOAIR.COM | 77

WI-FI DEVICE OWNERSHIP IS HIGH AMONG AIR TRAVELERS

Laptop / Netbook Tablet Smartphone

Total 83% 48% 72%

North America 79% 43% 62%

South America 90% 58% 81%

Asia 79% 48% 76%

Europe 86% 49% 73%

* Gogo Global Category Attitude & Usage Study, October 2013. Question: Which Wi-Fi enabled devices do you own or regularly use

GOGOAIR.COM | 78

THE INTERNATIONAL MARKET IS AT AN INFLECTION POINT

U.S. market validates inflight connectivity demand worldwide

Competitive pressures driving decisions

Passenger demand influencing airline choice

Connectivity technology innovation

GOGOAIR.COM | 79

MOMENTUM IS BUILDING

International Aircraft Wins

(cumulative)

332

Expanding presence internationally:

(2014 vs 2013)

1.8x

Opportunities in sales pipeline—150% increase

180 Number of Proposals submitted—400% increase

Sales force—100% increase

Added presence in 5 countries, 3 continents

2012 2013

GOGOAIR.COM | 80

DELTA INTERNATIONAL ALONE WILL CREATE

COMPETITIVE DYNAMIC

Global WI-FI availability will pressure airlines to make IFC partner decision

GOGOAIR.COM | 81

AGENDA

International Market Opportunity

Why We Win

Key Priorities

GOGOAIR.COM | 82

WHY WE WIN

Specialize in aviation

End-to-end service provider

Superior technology and roadmap

Deliver excellent reliability

Flexible business model

GOGOAIR.COM | 83

SIGNIFICANT PROGRESS TO-DATE

6 STCs received for Ku covering 125 aircraft

OPERATIONAL 3 day Ku install – fastest in the industry

19 Ku aircraft flying today

Global satellite network up and running

NETWORK 11 Teleports established in six locations

International sales & marketing staff increased to

approximately 20

SALES 332 Ku aircraft awarded(1)

2Ku trial commitments

1) Letter of Intent

GOGOAIR.COM | 84

GOGO STOLE THE SHOW AT THE AIRCRAFT INTERIORS

EXPO FOR SECOND YEAR IN A ROW

Premier event for global aviation industry

Announced 2Ku – revolutionary technology for the global aviation industry

50+ airline meetings in 3 days (up by 60% from last year)

GOGOAIR.COM | 85

AGENDA

International Market Opportunity

Why We Win

Key Priorities

GOGOAIR.COM | 86

KEY PRIORITIES

Get Delta Air Lines, Japan Airlines and AeroMéxico flying by end of 2015

Reach 500 – 1,000 aircraft awarded by end of 2015

Establishes international presence

Enables long-term profitability

Positions for long-term growth

2Ku flying in 2015

GOGOAIR.COM | 87

I N S U M M A R Y

UNIQUELY POSITIONED GLOBALLY.

MARKET AT INFLECTION POINT

Large untapped market

Market inflection point is reached

Gogo is best positioned

Focused on sales and execution

GOGOAIR.COM | 88

05 | BUSINESS AVIATION UPDATE

John Wade

Executive Vice President & General Manager, Business Aviation

GOGOAIR.COM | 89

AGENDA

Business Today

Market Opportunity

Key Priorities

GOGOAIR.COM | 90

ESTABLISHED LEADER IN BUSINESS AVIATION MARKET

Voice and narrowband data High-speed internet and Text & Voice and light internet with with global coverage Talk for the continental U.S., near-global coverage

Canada, and portions of Alaska

5,236 aircraft online 2,250 aircraft online 16 aircraft online

63%* market share 94%* market share Started selling service

in 2013

* Aircraft online is as of 3/31/2014. Market share is derived using market size from JetNet iQ Report Q1 2014, publicly available competitive information and management estimates as of 3/31/2014.

GOGOAIR.COM | 91 ONLY COMPANY OFFERING CONNECTIVITY THROUGH ALL THREE NETWORKS

LEADERSHIP POSITION IN BUSINESS

AVIATION MARKET

Market leader & innovator

Broadest product offerings

Deep and long term customer relationships

Global sales & distribution

GOGOAIR.COM | 92

STRONG BA REVENUE GROWTH AND PROFITABILITY

BA Revenue BA Segment Profit

($M)($M)

$127 $51

49%

CAGR 103%

CAGR

$26

$3

2009 2013 2009 2013

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RECENT PRODUCT AND SERVICE ANNOUNCEMENTS SUPPORT LONG TERM GROWTH STRATEGY

Leverage Existing Networks

- ✓ ATG 2000
- ✓ FANS over Iridium



Add New Products & Services

- ✓ Gogo Text & Talk
- ✓ Gogo OnePhone
- ✓ Universal Cabin System
- ✓ Gogo Vision
- ✓ Gogo Cloud



Expand Internationally

- ✓ Inmarsat SwiftBroadband
- ✓ Global Xpress



gogo

GOGOAIR.COM | 94

UNIVERSAL CABIN SYSTEM IS THE FIRST

ALL-IN-ONE SMART ROUTER AND MEDIA SERVER

In-Cabin In-Cabin

Devices Capabilities

Wi-Fi 3G/4G

Bridge Modem

Permits access to all in-cabin wireless services with a single log on

Offers data compression – maximizes efficiency & increases throughput

Updates onboard content & software timely with minimal intervention

Saves costs, size and power

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AGENDA

Business Today

Market Opportunity

Key Priorities

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MARKET OPPORTUNITY IS LARGE AND GROWING

Business Aviation Market

1.3x

36,000

27,000 11,000

Rest of World 7,000

25,000

North America 20,000

ATG has penetrated only 11% of the North America market

2013 2023F

Sources: JetNet iQ Report Q1 2014; General Aviation Manufacturers Association 2012 Statistical Databook.

Excludes rest of world turbo props. GOGOAIR.COM | 97

OUR INDUSTRY-LEADING PRODUCT & SERVICE OFFERINGS SET US APART

	Features	Gogo	COMPETITORS[1] Hardware & Service Providers	Service Resellers & Wholesalers	Hardware Providers
Services	Air to Ground	✓			
	Iridium	✓	✓	✓	✓
	Inmarsat	✓	✓	✓	✓
	Ku		✓	✓	
	Ka Global Xpress	✓	✓	✓	
	Ground Wi-Fi	✓			
	Turn-key Content	✓			
	Text & Talk	✓			
Equipment	Air to Ground	✓			
	Iridium	✓	✓		✓
	Inmarsat	✓	✓		✓
	Inflight Entertainment	✓	✓		
	In-Cabin Network	✓	✓	✓	✓
On the ground	24/7 Customer Service	✓	✓	✓	✓
	24/7 NOC	✓		✓	

gogo

1. Competitors include: Rockwell Collins, Honeywell, SatCom Direct, Satcom1, ICG, TrueNorth, ViaSat

GOGOAIR.COM | 98

WHY WE WIN

Only company offering connectivity through all three networks Broadest mix of hardware and services Scale, expertise, and credibility Award winning global 24/7 service and support

GOGOAIR.COM | 99

AGENDA

Business Today

Market Opportunity

Key Priorities

GOGOAIR.COM | 100

KEY PRIORITIES

3

2

1 Maintain

Increase technology

Accelerate leadership

aircraft online ARPU

growth

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1. ACCELERATE AIRCRAFT GROWTH

ATG Iridium Swift Broadband

20,000 market 18,000 market 18,000 market

All others All others 8%

Gogo 1%

11% Gogo 29%

Available Aircraft

Available 54% All Available aircraft Others aircraft 88% 17% 92%

Strategy Strategy Strategy

Differentiated equipment FANS over Iridium Set up international

Differentiated service Next generation Iridium infrastructure pricing equipment Launch SBB airtime

Sources: JetNet iQ Report Q1 2014; General Aviation Manufacturers Association 2012 Statistical Databook; excludes rest of world turbo props, publicly available information as of 03/31/14 and management estimates.

GOGOAIR.COM | 102

2. INCREASE REVENUE BY SELLING MORE EQUIPMENT & SERVICES TO INSTALLED BASE

Today

- GogoBiz - In-Flight Connectivity
- Iridium Voice

Future

- GogoBiz - In-Flight Connectivity
- Iridium Voice
- FANs over Iridium
- Gogo OnePhone
- Gogo Text & Talk
- Gogo Vision
- Universal Cabin System
- Gogo Operations-Oriented Communications Services









GOGOAIR.COM | 103

I N S U M M A R Y

KEY MESSAGES TODAY

Market leader and innovator

Large growth opportunity

Multiple growth drivers

Broadest product and service offerings

Clear and profitable business model

GOGOAIR.COM | 104

06 FINANCIALS

Norman Smagley

Executive Vice President & Chief Financial Officer

GOGOAIR.COM | 105

AGENDA

Strong Performance

Business Aviation

Commercial Aviation North America

Commercial Aviation Rest of the World

Key Takeaways

GOGOAIR.COM | 106

GROWING REVENUE DRIVES PROFITABILITY

Revenue Adjusted EBITDA*

($M)($M)

$353 $63

$328 $49

$24 $52

$41

73% $234 $14

CAGR $9 $8 $11

($1)

$160

CA-ROW

Segment Loss

$95($45)

$37

($89)

2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014

Q1 LTM Q1 LTM

* Please see reconciliation of Adjusted EBITDA in appendix.

GOGOAIR.COM | 107

PROVEN OPERATING LEVERAGE



Cost of Goods Sold
(% of revenue)
130%
48%
51%
46%
40%
2009
2011
2012
2013
Consolidated COGS
Consolidated COGS excl. CA-ROW
Consolidated COGS excl. CA-ROW and assuming no change to Rev Share %(1)



Engineering, Design & Development
(% of revenue)
59%
15% 15%
2009
2012
2013



General & Administrative
(% of revenue)
77%
21% 21%
2009
2012
2013



Sales & Marketing
(% of revenue)
75%
11% 9%
2009
2012
2013

(1) Revenue share percentage earned by our airline partners was 11.6% or $9.7 million for the year ended December 31, 2011, 18.5% or $24.5 million for the year ended December 31, 2012, 20.9% or $41.1 million for the year ended December 31, 2013, and 20.3% or $11.5 million for the three months ended March 31, 2014. The line footnoted above represents Cost of Goods Sold as Percentage of Revenue using the average revenue share percentage earned by our airline partners during the year ended December 31, 2011 for all subsequent years. We expect the revenue share percentages under certain of our connectivity agreements to increase in future periods due to the occurrence of contractually stipulated triggering events that have yet to occur. We currently estimate that such increases will amount to approximately 2% of the CA-NA segment's service revenue.

GOGOAIR.COM | 108

OUR SEGMENTS ARE IN DIFFERENT PHASES

BA:

Strong revenue growth

Strong segment profitability and FCF

CA-NA:

Strong revenue growth

Break-even segment profitability

CA-ROW:

Investment phase

Focusing on signing airlines and investing for growth

GOGOAIR.COM | 109

AGENDA

Strong Performance

Business Aviation

Commercial Aviation North America

Commercial Aviation Rest of the World

Key Takeaways

GOGOAIR.COM | 110

STRONG GROWTH IN ALL KPIs DRIVE REVENUE GROWTH

Revenue 2009–2013 Change

($M)

$140

49% $127 ATG AIRCRAFT ONLINE 40x

CAGR

$98 ATG UNITS SHIPPED 6x

ATG SERVICE ARPU 4x

$26

ATG EQUIPMENT ARPU 1.5x

2009 2012 2013 2014 Q1

LTM

GOGOAIR.COM | 111

PROFITABILITY DRIVEN BY GROWING SERVICE REVENUE

Service Revenue Segment Profit

($M) ($M)

24% $6 2009

$34 35% 2012

$52 41% 2013

$57 41% 2014 Q1

11% $3 2009

$36 36% 2012

$51 40% 2013

$58 41% 2014 Q1

LTM LTM

% of Total BA Revenue Segment Profit Margin

GOGOAIR.COM | 112

OUR FOCUS:

REVENUE = AIRCRAFT X ARPA

	TODAY		TOMORROW
INCREASE AIRCRAFT	▪ Current aircraft online	→	▪ Expand market share
×			
INCREASE ARPU	▪ In-Flight Connectivity ▪ Telecommunication Services	→	▪ In-Flight Connectivity ▪ Gogo Vision ▪ Gogo Text & Talk ▪ Gogo Operations-Oriented Communications Services ▪ Universal Cabin System

GOGOAIR.COM | 113

AGENDA

Strong Performance

Business Aviation

Commercial Aviation North America

Commercial Aviation Rest of the World

Key Takeaways

GOGOAIR.COM | 114

STRONG GROWTH ACROSS ALL KPIs DRIVE

SIGNIFICANT REVENUE GROWTH

Revenue 2009–2013 Change

($M)

$213 ARPP 5x

$199

ARPA 4x

$134

AIRCRAFT ONLINE 3x

TAKE RATE 2x

$11 ARPS 2x

2009 2012 2013 2014 Q1

LTM

106% CAGR

GOGOAIR.COM | 115

DEMONSTRATED SIGNIFICANT OPERATING LEVERAGE

Cost of Goods Sold Other Operating Expenses Segment Profit

(% of Revenue) Excluding D&A (% of Revenue)

(% of Revenue)

12%

59% 56% 71%

52% 51% 2%

41% 52% 47% -1%

45%

-9%

Assuming constant Assuming constant

revenue share %(1) revenue share %(1)

-30%

2011 2012 2013 2014 2011 2012 2013 2014 2011 2012 2013 2014

Q1 LTM Q1 LTM Q1 LTM

(1) Revenue share percentage earned by our airline partners was 11.6% or $9.7 million for the year ended December 31, 2011, 18.5% or $24.5 million for the year ended December 31, 2012, 20.9% or $41.1 million for the year ended

December 31, 2013, and 20.3% or $11.5 million for the three months ended March 31, 2014. The line footnoted above represents Cost of Goods Sold as Percentage of Revenue using the average revenue share percentage earned by our airline partners during the year ended December 31, 2011 for all subsequent years. We expect the revenue share percentages under certain of our connectivity agreements to increase in future periods due to the occurrence of contractually stipulated triggering events that have yet to occur. We currently estimate that such increases will amount to approximately 2% of the CA-NA segment’s service revenue. GOGOAIR.COM | 116

OUR FOCUS:

REVENUE = ARPA X AIRCRAFT

	TODAY	TOMORROW
$ INCREASE REVENUE PER AIRCRAFT	▪ In-Flight Connectivity	▪ In-Flight Connectivity ▪ Gogo Vision ▪ Gogo Text Messaging ▪ Gogo Signature Services ▪ Gogo Operations-Oriented Communications Services
	▪ Business Passengers	▪ All Passengers ▪ Media Partners ▪ Aircraft Operators

×

INCREASE AIRCRAFT	▪ Aircraft under contract	▪ More aircraft

gogo

GOGOAIR.COM | 117

AGENDA

Strong Performance

Business Aviation

Commercial Aviation North America

Commercial Aviation Rest of the World

Key Takeaways

GOGOAIR.COM | 118

INVESTING FOR FUTURE GROWTH

CA-ROW Segment Loss

($M)

$41

$14

$17

2012

2013

2014 Q1

2012 – Launched international operations

2013 – Established global Ku network, began development of industry leading technology solutions

2014 – announced 2Ku, first Ku equipped aircraft flying, multiple STCs received

GOGOAIR.COM | 119

OUR FOCUS: REVENUE = AIRCRAFT X ARPA

LAUNCH TOMORROW

INCREASE

AIRCRAFT More Airlines

In-Flight Connectivity

Gogo Vision

In-Flight Connectivity Gogo Text Messaging

GROW Gogo Signature Services

Gogo Operations-Oriented

$ REVENUE PER Communications Services

AIRCRAFT

All Passengers

Business Passengers Media Partners

Aircraft Operators

GOGOAIR.COM | 120

O U R F O C U S :

DRIVE REST OF WORLD TOWARDS PROFITABILITY

Get 300 aircraft flying by end of 2015

Expect high incremental margin

2Ku flying in 2015

Half the bandwidth cost of competing solutions

Reach 500–1,000 aircraft awarded by end of 2015

Enables long-term profitability

GOGOAIR.COM | 121

AGENDA

Strong Performance

Business Aviation

Commercial Aviation North America

Commercial Aviation Rest of the World

Key Takeaways

GOGOAIR.COM | 122

CLEAR LINE OF SIGHT TO CONSOLIDATED PROFITABILITY

AND FREE CASH FLOW

BA – strong growth, profitability and free cash flow

CA-NA – strong growth, break-even and on the way to strong profitability and cash flow

CA-ROW – momentum is building

GOGOAIR.COM | 123

FACTORS THAT WILL DRIVE CONSOLIDATED EBITDA GROWTH IN 2015 AND BEYOND

Continued strong growth in aircraft and revenue per aircraft

Underlying operating leverage continues, headwinds subside

CA NA revenue share stabilizes

CA ROW generates revenue

Step up in spending for globalization is absorbed

Fasten your seat belts!

GOGOAIR.COM | 124

GROUP Q&A

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.

GOGOAIR.COM | 125

CLOSING REMARKS

Michael Small

President & Chief Executive Officer

GOGOAIR.COM | 126

I N S U M M A R Y

POWERFUL COMPETITIVE ADVANTAGES.

MOMENTUM IS BUILDING.

SUPERIOR SOLUTIONS

THE ONLY PURE PLAY

LARGE GROWTH OPPORTUNITY

MARKET LEADER

GOGOAIR.COM | 127

APPENDIX

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.

GOGOAIR.COM | 128

RECONCILIATION OF ADJUSTED EBITDA ($MM)

2009 2010 2011 2012 2013 2014 Q1

Net Income (142) (140) (18) (96) (146) (17)

Interest Income (0) (0) (0) (0) (0) (0)

Interest Expense 30 – 1 9 29 7

Income Tax Provision – 3 1 1 1 0

Depreciation & Amortization 22 31 33 37 56 16

EBITDA (91) (106) 16 (49) (60) 6

Fair Value Derivative Adjustments – 33 (59) (10) 36 -

Class A and Class B Senior Convertible

Preferred Stock Return – 18 31 52 29 -

Accretion of Preferred Stock – 9 10 10 5 -

Stock-based Compensation Expense 1 2 2 4 6 2

Loss on Extinguishment of Debt 2 – – – – -

Write Off of Deferred Equity Financing

Costs – – – 5 – -

Amortization of Deferred Airborne Lease

Incentives – (1) (1) (4) (8) (3)

Adjusted EBITDA (89) (45) (1) 9 8 5

Note: Minor differences exist due to rounding

GOGOAIR.COM | 129